Exhibit 10.22.1

[APPLETON PAPERS LOGO]	[APPLETON COATED LOGO]

Note: The information designated by a bracketed asterisk [*] has been omitted pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.

AMENDMENT OF

MEMORANDUM OF AGREEMENT

YEARS 2003-2004

BASESTOCK SUPPLY AGREEMENT (effective as of June 27, 2002)

For valuable consideration, the above-referenced agreement (herein “Agreement”) shall be and it is hereby amended as follows:

1.	Section 1., VOLUME/MIX, is amended so as to provide, in its entirety as follows:

“Buyer shall be obligated to purchase from Seller, and Seller shall be obligated to sell to Buyer, not less than (i) 65,000 tons (2,000 lbs/ton), total, of the grades listed in Schedule 1 of this Amendment, in Agreement Year 2003 and (ii) 40,000 tons, total, of the grades listed in Schedule 1 of this amendment, in Agreement Year 2004. The volumes set forth above are hereinafter referred to as the “Annual Volume(s).

“Buyer’s purchases of the Opaque Grades listed in Schedule 1, shall be limited to not more than 20% of the Annual Volume, in Agreement year 2003; and not more than 25% of the Annual Volume in Agreement Year 2004.

“Buyer has the ability to purchase up to 10% additional volume per calendar quarter from Seller, given a 3-month notice to Seller. Seller will provide any additional tonnage at the same terms as stated in this Agreement.

“Additionally, Buyer agrees to purchase product (on or before March 31 of the Agreement Year in question), per section 7 below, required to bring the consignment inventory down to a maximum of 6,500 tons in 2003 and 4,000 tons in 2004. Any reduction in consignment inventory below these levels is in addition to the Buyer’s annual purchase commitment.

“Buyer will purchase and Seller will make available the obligatory volume utilizing a level load order pattern of equal monthly volumes unless mutually agreed to by Buyer and Seller otherwise. Adjustments for scheduled “Holiday Downs” will be planned and agreed to in advance.

2.	Section 6., TERM, is amended by deleting the first sentence and substituting the following two sentences therefor:

“This Agreement is effective as of December 30, 2002 and extends for two fiscal years ending on January 1, 2005. As utilized herein, the term “Agreement Year” refers to a fiscal year ending on the Saturday that is closest to December 31 in the year in question.”

3.	Section 7., SERVICE, is amended so as to provide in its entirety as follows:

“Seller agrees to maintain a consignment inventory of product. Seller will maintain as Seller’s inventory, a maximum of 6,500 tons in Agreement Year 2003 and 4,000 tons in Agreement Year 2004. Buyer/Seller agree, that as a result of year to year volume changes, the consignment inventory maximum will be decreased in volume by March 31, of the Agreement Year in question. Seller agrees to utilize Buyer’s leased warehouse space on Radio Road or other mutually agreed upon site. Seller also agrees to be responsible for the monthly warehouse rent for the space utilized to manage this consignment inventory at a cost not to exceed Buyer’s leased space rate. Product within this inventory will be purchased by and title transferred to Buyer, either when used, or, if not used, upon reaching 90 days in the consignment inventory.”

4.	Section 8., ORDER MINIMUMS, is amended so as to provide, in its entirety, as follows:

“Order minimums and run frequencies shall be a specified in Schedule 1 to this Agreement.”

5.	Section 10., PRICING, is amended so as to provide, in its entirety, as follows:

“Except as noted elsewhere in this Agreement, pricing is per Schedule 1, for Agreement Year 2003; and Schedule 1, as respects Agreement Year 2004.

“Schedule 2 is provided for pricing adjustment of Opaque Grades for 2004.”

6.	Section 11., CONTINUOUS COST REDUCTION, is deleted in its entirety; however, deletion of said section shall not result in or require the renumbering of the remaining sections of the Agreement.

7.	Section 12., QUALITY, is amended by changing the first sentence thereof so as to provide as follows:

“All products shall meet or exceed the quality specifications as described in Buyer’s basestock/CF specification (including basestock finishing specifications) in effect on June 27, 2001 or thereafter adopted by mutual agreement of the parties.”

8.	Section 13., INTERFACES, is changed so as to provide, in its entirety, as follows:

“Issues related to pricing, terms, service issues and other matters arising hereunder shall be coordinated by Buyer’s – HQ Procurement Specialist (currently Ed Hammond) and Seller’s Director of Logistics and Information Technology (currently Dan Regal).”

9.	Section 17, EXECUTION, is deleted in its entirety; however, deletion of said section shall not result in or require the renumbering of the remaining sections of the Agreement.

10.	Schedules, Prior Amendments, and Implied Terms. Schedules 1 through 4 and 7 to the Agreement shall be and they are hereby cancelled and annulled for all purposes. The Schedules annexed to this Addendum, and identified as “Schedule 1” and “Schedule 2,” shall be and they are hereby incorporated herein by reference. Schedules 5 and 6 to the Agreement remain in full force and effect. References, in the Agreement, to Schedule 2 are hereby deemed amended so as to refer instead to annexed Schedule 1. All prior amendments to the Agreement, including that certain “Amendment of Basestock Supply Agreement Dated June 27, 2001,” shall be and they are hereby cancelled and annulled for all purposes. Sections of the agreement that are not referenced in this Amendment shall be deemed amended, by implication, in order to give effect to the intention of the parties as set forth in this Amendment.

Except as otherwise provided herein, all terms and conditions of the Agreement shall be and remain in full force and effect.

APPLETON PAPERS INC.		APPLETON COATED LLC

SIGNATURE:	/s/ Rick J. Fantini	/s/ MJ VanEyck
TITLE:	VP, Operations	CEO
DATE:	12/20/02	12/19/02

SCHEDULE 1

All prices listed are per hundred weight pricing

All grades require 24 hour minimum run length unless mutually agree to between AC and API

All prices include freight to destination in the fox valley designated at time of shipment

Item Grp	Item Grp 01	2002 Prices	2003 Prices	2004 Prices	Qualified PM’s	Special Notes
313R	BASE 26.2# WHITE NSST CTG	[*]	[*]	[*]	6
8018R	46.5# WH OBA CTG BS WEB	[*]	[*]	[*]	7
8020R	28.0# WH HI-STRGTH BS WEB	[*]	[*]	[*]	7
8031R	26.25#WHCTGBSNOOBA#7PMWEB	[*]	[*]	[*]	7
8041R	29.9 WHT PRCT SUP FSO WEB	[*]	[*]	[*]	7
8065R	26.2# WH RST30 CTG BS WEB	[*]	[*]	[*]	6
8066R	30.9# WH RST30 CTG BS WEB	[*]	[*]	[*]	6
8077R	28.3# WH ULTIMARK BS WEB	[*]	[*]	[*]	7
8081R	31.1# WH THRML FAX BS	[*]	[*]	[*]	7
8089R	61.1# WH OBA BS WEB	[*]	[*]	[*]	7
8103R	27.1# PK/PREM CFB WEB	[*]	[*]	[*]	6
8113R	27.1# CN/PREM CFB WEB	[*]	[*]	[*]	6
8119R	37.8# WH INTEGA CTG BS WEB	[*]	[*]	[*]	6
8140R	30.1# WH HI-BLK CTG BS WEB	[*]	[*]	[*]	6
8216R	30.9# WH ST BS WEB	[*]	[*]	[*]	6
8245R	30.2 WHT PRCT PREM WEB	[*]	[*]	[*]	7
8248R	30.20 CAN PRT PRM PM7 WEB	[*]	[*]	[*]	7
8264R	30.2 PK PRT PRM WEB	[*]	[*]	[*]	7
8265R	26.8 WH FOR SPR CFB WEB	[*]	[*]	[*]	6
8276R	26.8 CAN SUP CFB WEB	[*]	[*]	[*]	6
8296R	26.8 PNK SUP BS WEB	[*]	[*]	[*]	6
8318R	26.8 GRN FOR SUP CFB WEB	[*]	[*]	[*]	6	24 hour min run every other month
8321R	34# WH OBA BS LP#7 WEB	[*]	[*]	[*]	7
8328R	26.8# GLD FOR SUP CFB WEB	[*]	[*]	[*]	6	24 hour min run every other month
8370R	26.8# BLUE FOR SUP CFB WEB	[*]	[*]	[*]	6	24 hour min run every other month
8371R	26.8# WHFORSUPCFB WEB	[*]	[*]	[*]	6,7
8386R	30.2 CN PRCT PREM PM#6 WEB	[*]	[*]	[*]	6
8387R	29.9# CAN PRECT SUPER WEB	[*]	[*]	[*]	7
8390R	30.2 PK PRT PRM PM#6 WEB	[*]	[*]	[*]	6
8392R	30.2 WH PRCT PRM COD6 WEB	[*]	[*]	[*]	6
8394R	29.9#PK PRECT SUPR FSO	[*]	[*]	[*]	7
8420R	39.5# WH ST CTG BS WEB	[*]	[*]	[*]	6
8423R	29.9# CAN PRCT SPR WEB	[*]	[*]	[*]	6
8424R	29.9# PK PRT SUPR WEB	[*]	[*]	[*]	6
8452R	26.25 WH HISTGTH	[*]	[*]	[*]	7
8907R	4.33# WH LBL BS WEB	[*]	[*]	[*]	7
9041R	27.8# WH SCCB HISTGTH WEB	[*]	[*]	[*]	7
9077R	27.1# PK PRM CFB HISTRNGTH WEB	[*]	[*]	[*]	7
9078R	26.8# PKSUPCFB HISTRNGTH WEB	[*]	[*]	[*]	7
9153R	26.25 WH HISTGTH HBTNONOBA	[*]	[*]	[*]	7
9229R	28.3 ULTMK HI-STRG FSO WEB	[*]	[*]	[*]	7
9238R	30.5# WHT CONVERTING BS	[*]	[*]	[*]	6
9268R	38# WH OPAQUE BASE	[*]	[*]	[*]	6,7
9322R	34# WH OPAQUE BASE	[*]	[*]	[*]	6,7	201” minimum trim base line for 2003 and 2004
9323R	30.1# WH OPAQUE BASE	[*]	[*]	[*]	6,7
9639	40# WHITE OPAQUE	[*]	[*]	[*]	6,7
9643	30.5# WHITE OPAQUE	[*]	[*]	[*]	6
9429R	30.9# WH ST BS COD7 WEB	[*]	[*]	[*]	7
9430R	26.2# WH ST BS COD7 WEB	[*]	[*]	[*]	7
9455R	38.1 PREM PREC WH BS	[*]	[*]	[*]	6
9563R	26.2 # CAN ST BS WEB	[*]	[*]	[*]	6
9572R	26.2 CANARY ST BASE	[*]	[*]	[*]	7
9857R	43.3# DULL LABEL BASE	[*]	[*]	[*]	7

SCHEDULE 2

2004 PRICE ADJUSTMENT FOR OPAQUE GRADES

Adjustments to Opaque pricing for 2004 will be based upon the Resource Information System, Inc. (RISI) average transaction price for Northern Bleached Softwood Kraft Pulp (NBSK) delivered to the United States as published in the RISI World Pulp Monthly Report.

➢	A cost change or more than [*] per ton ADMT (increase or decrease) will trigger the Basestock price change.
➢	The [*] / ton ADMT change will be from the Base or the last Basestock price adjustment.
➢	Pricing will be reviewed semi-annually. Price review discussion and agreement will take place 30 days before the effective date.
➢	The November issue of Pulp and Paper Week U.S. Price Watch from RISI World Pulp Monthly shall be the cost index for the price change discussion.

EXAMPLE:

➢	NBSK equals [*] / ADMT delivered
➢	[*] / 2205 X 2000 = [*] / Short Ton delivered
➢	[*] becomes the Base
➢	NBSK increases by [*] / metric ton delivered
➢	[*] / 2205 X 2000 = [*] / Short Ton delivered
➢	[*]—[*] = [*]
➢	Since the pulp cost change is over [*] / ton, the price change is triggered
➢	[*] / cwt increase is applied to the 2003 Basestock Price